Exhibit 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER


I, Richard C. Ford, Chief Executive Officer of Puradyn Filter Technologies Incorporated ("the Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C.78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              August 11, 2004



                                              /s/ Richard C. Ford
                                              ------------------------
                                              Name: Richard C. Ford
                                              Title: Chief Executive Officer




                                                                      Exhibit 32

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER


I, Lisa M. De La Pointe, Chief Financial Officer of Puradyn Filter Technologies Incorporated ("the Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C.78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               August 11, 2004



                                               /s/ Lisa M. De La Pointe
                                               ----------------------
                                               Name: Lisa M. De La Pointe
                                               Title: Chief Financial Officer